Exhibit 10.2

STOCK PLAN AGREEMENT FOR PAYMENT OF CONSULTING SERVICES

This Stock Plan Agreement For Payment of Consulting Services (the “Stock Plan Agreement”) is made and entered into as of September 1, 2020 (“Agreement Date”) and effective as of the Effective Time (as defined below), by and among Jaguar Health, Inc., a Delaware corporation (the “Company”), Sagard Capital Partners Management Corp., a Delaware corporation (“Sagard”), and Sagard Capital Partners, L.P., a Delaware limited partnership (“Sagard LP”) (solely for purposes of Sections 2, 4 and 5 hereof).

RECITALS

WHEREAS, the Company owes consulting fees for services rendered by Sagard to the Company pursuant to that certain Management Services Agreement, dated March 23, 2018, by and between the Company and Sagard (the “Sagard MSA”); and

WHEREAS, Sagard is willing to accept shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) in full satisfaction of all consideration, liabilities and obligations owed by the Company to Sagard for services directly or indirectly rendered by Sagard to the Company under the Sagard MSA in the aggregate amount of $1,087,500 (the “Consulting Services Fixed Amount”).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1)                                     Issuance of Shares in Full Satisfaction of All Obligations Under the Sagard MSA.  Subject to the terms and conditions of this Stock Plan Agreement and at the request and instruction of Sagard, the Company will issue to Sagard LP 2,289,474 shares of Common Stock (the “Shares”) in full satisfaction and accord for all obligations and liabilities of the Company and its affiliates now owing or contingent or otherwise to Sagard and its affiliates under the Sagard MSA, including but not limited to the Consulting Services Fixed Amount. The issuance of the Shares to Sagard LP on behalf of Sagard as an administrative convenience to Sagard is in full satisfaction of the obligations of the Company hereunder, and upon such issuance of the Shares to Sagard LP, (i) the Consulting Services Fixed Amount shall be deemed paid in full and extinguished, (ii) the Sagard MSA shall automatically terminate and be of no further force and effect, (iii) any additional claims, controversies, disputes, liabilities, obligations, demands, damages, defenses, covenants, judgments, debts, liens, rights, actions and causes of action of any and every nature whatsoever (whether in law or in equity), whether liquidated or unliquidated, known or unknown, foreseen or unforeseen, matured or unmatured, fixed or contingent directly or indirectly related to the Sagard MSA, shall be deemed paid in full and extinguished, and (iii) Sagard shall forbear from exercising any of its rights and remedies directly or indirectly under the Sagard MSA or in any way seeking to collect any amounts owed under the Sagard MSA except as expressly contemplated herein, including without limitation, by commencing any proceeding with respect thereto, as a result of any default, event of default or other breach occurring directly or indirectly under the Sagard MSA; provided that nothing in this sentence shall be deemed to terminate or affect the indemnification obligations in Section 4(b) of the Sagard MSA, which shall survive.

2)                                     Lock-Up; Not applicable to Warrant Shares; Termination upon breach. In addition to the transfer restrictions described in Section 4, each of Sagard and Sagard LP agrees  not to sell, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (collectively, a “Transfer”) until after the three-month anniversary following the Agreement Date and thereafter may only Transfer 50% of the original Shares (as adjusted for stock split, stock dividend, recapitalization, exchange or similar event or otherwise) until after the six-month anniversary following the Agreement Date. For the avoidance of doubt, the Company acknowledges and agrees that no restriction contained herein shall prevent or delay the exercise by Sagard LP of that certain Common Stock Purchase Warrant, dated May 30, 2019 (the “Warrant”) or the sale or transfer of any Warrant Shares (as defined in the Warrant) by Sagard LP. The restrictions contained in this Section 2 shall be terminate automatically upon the material breach by the Company of any provision of this Stock Plan Agreement, including, without limitation, Section 6 and Annex I, after written notice and a 10 day opportunity to cure.

3)                                     Defined Terms Used in this Stock Plan Agreement.  In addition to the terms defined above, the following terms used in this Stock Plan Agreement shall be construed to have the meanings set forth or referenced as follows: “Accredited Investor” means an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.  “Bad Actor” means, with respect to a person, that a “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the

Securities Act (a “Disqualification Event”) is applicable to such person, other than a Disqualification Event as to which Rule 506(d)(2)(ii—iv) or (d)(3), is applicable. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

4)                                     Accredited Investor/Restricted Securities.  Each of Sagard and Sagard LP understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of their respective  representations as expressed herein.  Each of Sagard and Sagard LP understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Sagard LP must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Each of Sagard and Sagard LP understands that the Shares which the Company shall deliver as evidenced by share certificate memorializing the Shares within five (5) business days after the Agreement Date shall be notated with a legend substantially as set forth on the signature page hereto.

5)                                     Accredited Investor/Bad Actor.  Each of Sagard and Sagard LP is an Accredited Investor. Each of Sagard and Sagard LP represents that neither Sagard or Sagard LP  nor any person or entity with whom either of them  shares beneficial ownership of the Company’s securities, is a Bad Actor.

6)                                     Mutual Release and Waiver. In consideration of the full and final settlement of the accrued and unpaid monitoring or management fees contemplated hereby and the concurrent sale of Series A Preferred Stock pursuant to that certain Preferred Stock Purchase Agreement by and between Sagard LP and Iliad Research and Trading, L.P., dated as of the date hereof (the time of the consummation of such sale, the “Effective Time”), each of the Company and Sagard, on its own behalf and on behalf of its subsidiaries and controlled affiliates and its and their successors and assigns (collectively referred to as “Releasor”), hereby releases and forever discharges the other party and their respective affiliates, and all of their respective equityholders, members, managers, partners, officers, directors, board designees, board observers, agents, representatives, employees, consultants and advisors (collectively referred to as “Releasee”), from any and all claims, counterclaims, demands, debts, actions, causes of action, suits, expenses, costs, attorneys’ fees, damages, indemnities, obligations and/or liabilities of any nature whatsoever (collectively, “Released Claims”), whether known or unknown, which Releasor ever had, now has or hereafter may have against Releasee, by reason of any matter, cause or thing whatsoever from the beginning of the time to the date of this Release, except as otherwise provided herein, including, but not limited to, the ownership of Series A Preferred Stock, the related certificate of designation, any purchase agreement, monitoring or consulting agreement, or other documents or agreements related thereto, and/or exercise of contractual, legal and other rights in connection therewith.  Releasor covenants not to bring any Released Claim, demand or proceeding arising out of or related to any Released Claim released hereby. For the avoidance of doubt, nothing contained herein shall release any obligations of Releasee under this Stock Plan Agreement.

7)                                     Registration Rights. The Registration Rights provisions set forth in Annex I hereto are hereby incorporated by reference. For the avoidance of doubt, any reference to “this Stock Plan Agreement” contained herein shall be deemed to include Annex I.

8)                                     Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Stock Plan Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received)); or (iii) one (1) business day after timely deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Jaguar Health, Inc.
201 Mission Street, Suite 2375

San Francisco, California 94105

E-mail: lconte@jaguar.health

2

Attention: Lisa A. Conte, CEO

With a copy (that shall not constitute notice) to:

Reed Smith LLP
101 Second Street, Suite 1800
San Francisco, CA 94105
E-mail: DReinke@reedsmith.com
Attention: Donald Reinke, Esq.

If to Sagard or Sagard LP:

SAGARD CAPITAL PARTNERS, MANAGEMENT CORP.

280 Park Avenue

3rd Floor West

New York, NY 10017

Attention: Chief Financial Officer and General Counsel

Email: klee@sagardholdings.com and haque@sagardholdings.com

Phone: 212-380-5605

or at such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email account containing the time, date, recipient email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

9)                                     Entire Agreement/Miscellaneous.  This Stock Plan Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled. Except as otherwise expressly provided herein, the provisions of this Stock Plan Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. This Stock Plan Agreement shall be governed by and construed in accordance with laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Each party hereto hereby (a) consents to and submits to the exclusive jurisdiction of any state or federal court sitting in Delaware in connection with any dispute or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of any such dispute or proceeding may be heard and determined only in such court, (c) expressly submits to the exclusive personal jurisdiction and venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. The Company shall not assign this Stock Plan Agreement or any rights or obligations hereunder without the prior written consent of Sagard. Sagard may not assign its rights under this Stock Plan Agreement without the written consent of the Company other than to an affiliate of Sagard. Each party has obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Stock Plan Agreement), necessary or appropriate for consummation of the transactions contemplated by this Stock Plan Agreement. The provisions of this Stock Plan Agreement are confidential and neither the Company nor Sagard shall publicly disclose the terms contained herein, except as required by applicable law in the advice of their respective counsel. No provision of this Stock Plan Agreement, including Annex I, may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Stock Plan Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. In the event of litigation relating to this Stock Plan Agreement, the non-prevailing party (as determined by a court of competent jurisdiction in a final, non-appealable order) will reimburse the other party for its costs and expenses (including, without

3

limitation, reasonable legal fees and expenses) incurred in connection with all such litigation. If any provision of this Stock Plan Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Stock Plan Agreement in that jurisdiction or the validity or enforceability of any provision of this Stock Plan Agreement in any other jurisdiction. The headings in this Stock Plan Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Stock Plan Agreement may be executed in identical electronic counterparts delivered to the other party hereto by e-mail, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

[signature page follows]

4

IN WITNESS WHEREOF, the parties have executed this Stock Plan Agreement as of the Agreement Date.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
(Signature)

Lisa A. Conte, President & CEO
(Print Name, Title)

SAGARD CAPITAL PARTNERS MANAGEMENT CORP.

By:	/s/ Sacha Haque
(Signature)

Sacha Haque, General Counsel, Chief Compliance Officer and Secretary
(Print Name, Title)

For purposes of Sections 2, 4 and 5 hereof:

SAGARD CAPITAL PARTNERS, L.P.

By: SAGARD CAPITAL PARTNERS GP, INC., its General Partner

By:	/s/ Sacha Haque
Name:	Sacha Haque
Title:	General Counsel, Chief Compliance Officer and Secretary

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE ACT, AND THE SECURITIES OFFERED HEREBY HAVE NOT BEEN QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS IN THE STATE WHERE THIS OFFERING IS MADE.  THEREFORE, THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR QUALIFICATION UNDER SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.  IN ADDITION, THESE SHARES ARE SUBJECT TO LOCK-UP TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN  STOCK PLAN AGREEMENT FOR PAYMENT OF CONSULTING SERVICES DATED SEPTEMBER 1, 2020 BY AND BETWEEN THE ORIGINAL HOLDER HEREOF AND THE COMPANY.

Annex I

Registration Rights

1.                                      DEFINITIONS.

As used in this Annex I, the following terms shall have the following meanings:

1.1                               “Investor” means Sagard, any transferee or assignee thereof to whom Sagard assigns its rights under this Stock Plan Agreement and who agrees to become bound by the provisions of this Stock Plan Agreement, and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Stock Plan Agreement in accordance and who agrees to become bound by the provisions of this Stock Plan Agreement.

1.2                               “Person” means any individual or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

1.3                               “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements and/or prospectus supplements of the Company in compliance with the Securities Act and/or pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).

1.4                               “Registrable Securities” means all of the Shares which have been, or which may, from time to time be issued, including without limitation any and all shares of capital stock issued or issuable under this Stock Plan Agreement, and shares of Common Stock issued to the Investor as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

1.5                               “Registration Statement” means (i) one or more registration statements on Form S-3 or Form S-1 of the Company or (ii) one or more prospectus supplements to an effective registration statement on Form S-3, which such prospectus supplements are eligible to register the Registrable Securities under the Securities Act, each covering only the sale of the Registrable Securities.

2.                                      REGISTRATION.

2.1                               Mandatory Registration. The Company shall file with the SEC, no later than sixty (60) days after the Effective Time, an initial Registration Statement covering the maximum number of Registrable Securities as shall be permitted to be included thereon (in such amounts as to the specific Registrable Securities included therein as identified by the Investor and its legal counsel) in accordance with applicable SEC rules, regulations and interpretations so as to permit the sale and/or resale of such Registrable Securities by the Investor, including but not limited to under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices), as mutually determined by both the Company and the Investor in consultation with their respective legal counsel (the “Initial Registration Statement”). The Initial Registration Statement shall register only the Registrable Securities. The Company shall use its reasonable best efforts to have the Initial Registration Statement and any amendment thereto declared effective by the SEC within ninety (90) calendar days after the Effective Time (the “Effectiveness Date”).

2.2                               Rule 424 Prospectus. In addition to the Initial Registration Statement, the Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, such prospectuses and prospectus supplements, to be used in connection with sales of the Registrable Securities under each Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectuses prior to its filing with the SEC, and the Company shall give due consideration to all such comments.

The Investor shall use its reasonable best efforts to comment upon any prospectus within two (2) business days from the date the Investor receives the final pre-filing version of such prospectus.

2.3                               Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Initial Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Section 2.6 as soon as practicable, but in any event not later than ten (10) business days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act). The Company shall use its reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

2.4                               Piggyback Registration. In the event that any of the Registrable Securities have not been included in the Initial Registration Statement or a New Registration Statement, and the Company initially files any other registration statement under the Securities Act (other than on Form S-4, Form S-8, or with respect to other employee related plans or rights offerings) (an “Other Registration Statement”) after thirty (30) days following the Effective Time, then the Company shall include in such Other Registration Statement such Registrable Securities that have not been previously Registered (subject to reduction in the amount of the number of such Registrable Securities as may be required by law or by any applicable underwriters or placement agents or similar requirements pro rata based upon the number of shares to be registered).

2.5                               Effectiveness. The Investor and its counsel shall have a reasonable opportunity to review and comment upon any Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all reasonable comments. The Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use reasonable best efforts to keep all Registration Statements effective, including but not limited to pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investor of all of the Registrable Securities covered thereby at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144 promulgated under the Securities Act without any restrictions (including any restrictions under Rule 144(c) or Rule 144(i)) and (ii) the date on which the Investor shall have sold all the Registrable Securities covered thereby (the “Registration Period”). Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. If the Registration Statement is no longer effective during the Registration Period, the Company shall use its reasonable best efforts to cause a New Registration Statement to become effective pursuant to Section 2.1 as promptly as practicable.

2.6                               Offering. If the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Stock Plan Agreement as constituting an offering of securities that does not permit such Registration Statement to become or remain effective and be used for resales by the Investor under Rule 415 at then-prevailing market prices (and not fixed prices) by comment letter or otherwise, or if after the filing of the Initial Registration Statement with the SEC pursuant to Section 2.1, the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Initial Registration Statement (with the prior consent, which shall not be unreasonably withheld, of the Investor and its legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2.3 until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Investor. Notwithstanding any provision herein or in the Purchase Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Investor’s obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2.6.

3.                                      RELATED OBLIGATIONS.

With respect to a Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on any Other Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

3.1                               The Company shall prepare and file with the SEC such amendments (including post-effective amendments on Form S-3 or S-1) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any Other Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any Other Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

3.2                               The Company shall permit the Investor to review and comment upon each Registration Statement or any Other Registration Statement and all amendments and supplements thereto at least two (2) business days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects. The Investor shall use its reasonable best efforts to comment upon the Registration Statement or any Other Registration Statement and any amendments or supplements thereto within two (2) business days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge, and within one (1) business day, any comments and/or any other correspondence from the SEC or the Staff to the Company or its representatives relating to the Registration Statement or any Other Registration Statement. The Company shall respond to the SEC or the Staff, as applicable, regarding the resolution of any such comments and/or correspondence as promptly as practicable and in any event within two weeks upon receipt thereof.

3.3                               Upon request of the Investor, the Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, a copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor. For the avoidance of doubt, any filing available to the Investor via the SEC’s live EDGAR system shall be deemed “furnished to the Investor” hereunder.

3.4                               The Company shall use reasonable best efforts to maintain the registration of its Common Stock under Section 12(b) of the Securities Act. If at any time, the Company’s common stock shall no longer remain registered under Section 12(b) of the Securities Act, and the Company has or is required to file a Registration Statement hereunder, the Company shall provide contemporaneously with (and in no case before) the filing of a Form 25 with the SEC, notice to the Investor. In such case, the Company shall (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of the State of New York and such other jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to any such registrations and qualifications (including all Registration Statements) as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

3.5                               As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by email or facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

3.6                               The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose. In addition if the Company shall receive any comment letter from the SEC relating to any registration statement under which Registrable Securities are Registered, Company shall notify the Investor of the issuance of such order and use its reasonable best efforts to address such comments in a manner satisfactory to the SEC.

3.7                               The Company shall cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.

3.8                               The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of DWAC Shares representing the Registrable Securities to be offered pursuant to any registration statement. “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor’s or its designee’s specified DWAC account with The Depository Trust Company (“DTC”) under the DTC/FAST Program, or any similar program hereafter adopted by DTC performing substantially the same function.

3.9                               The Company shall at all times maintain the services of its Transfer Agent and registrar with respect to its Common Stock.

3.10                        If reasonably requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

3.11                        The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

3.12                        Within one (1) business day after any registration statement which includes Registrable Securities is ordered effective by the SEC, or any prospectus supplement including Registrable Securities is filed with the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the Transfer Agent for such Registrable

Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Exhibit A. Thereafter, if requested by the Investor at any time, the Company shall require its counsel to deliver to the Investor a written confirmation whether or not (i) the effectiveness of such registration statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order), (ii) any comment letter has been issued by the SEC and (iii) whether or not the registration statement is current and available to the Investor for sale of all of the Registrable Securities.

3.13                        To the extent that the Investor is deemed to be an underwriter of Registrable Securities (pursuant to any SEC comments or discussions with the SEC staff with respect to a Registration Statement), the Company agrees that:

(a)                     The indemnification and contribution provisions contained in Section 7 shall be applicable to the benefit of the Investor in its role as deemed underwriter in addition to their capacity as holders of Registrable Securities;

(b)                     The Investor shall be entitled to conduct the due diligence which it would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters; provided, however, that the Investor shall agree to hold in strict confidence and shall not make any disclosure or use of any record or other information (“Records”) which the Company determines in good faith to be confidential, and of which determination the Investor are so notified, unless (A) the disclosure of such Records is required by law or (B) the information in such Records has been made generally available to the public other than by disclosure in violation of this Stock Plan Agreement;

(c)                      The Company shall obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Investor) in customary form addressed to the Investor, covering such matters as are customarily covered in opinions requested in underwritten offerings and dated as of the date such opinion is customarily dated;

(d)                     The Company shall obtain “comfort letters” and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Investor, in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings and dated as of the date such comfort letter is customarily dated; and

(e)                      The Company shall deliver such other customary documents and certificates as may be reasonably requested by the Investor to evidence compliance with any customary conditions contained in underwriting agreements, if any.

3.14                        The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any registration statement.

4.                                      OBLIGATIONS OF THE INVESTOR.

4.1                               The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Notwithstanding the foregoing, the Registration Statement shall contain the “Plan of Distribution” and, if applicable the “Selling Stockholder” section, each in substantially the form provided to the Company by the Investor.

4.2                               The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement or prospectus supplement hereunder.

4.3                               The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3.6 or the first sentence of Section 3.5, the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until withdrawal of a stop order contemplated by Section 3.6 or the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.5 Notwithstanding anything to the contrary, the Company shall cause its Transfer Agent to promptly issue DWAC Shares in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3.6 or the first sentence of Section 3.5 and for which the Investor has not yet settled.

5.                                      DELAY PAYMENTS.  The Company and the Investor each agree that the Investor will suffer damages, and it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to fulfill its obligations hereunder. Subject in all cases to Section 10 (including any applicable Blackout Period), if (i) a Registration Statement is not filed on or prior to any required date hereunder, (ii) a Registration Statement is not declared effective by the SEC or any order of a governmental authority preventing or suspending the use of any prospectus is not lifted prior to any Effectiveness Date applicable thereto, (iii) the Company fails to file with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act, within five (5) business days after the date that (A) the Company is notified in writing by the SEC that a Registration Statement will not be “reviewed,” or is not subject to further review and (B) the Investor has given its prior approval to request acceleration of effectiveness pursuant to Section 3.2  after the Agreement Date, a Registration Statement required to be effective hereunder ceases for any reason to remain effective (without being succeeded immediately by a replacement Registration Statement filed and declared effective) or usable (excluding as a result of a post-effective amendment thereto that is required by applicable law in order to cause a permitted assignee hereunder to be named as a selling securityholder therein, provided that such post-effective amendment is filed by the Company within ten (10) Business Days after the Company receiving notice from the Investor that such post-effective amendment is required (any such ten (10) Business Day period, an “Assignment Period”) for the resale of Registrable Securities, or the Investor is otherwise unable to effect the resale of any Registrable Securities hereunder as a result of a breach by the Company of its obligations hereunder, in each case for such period of time (excluding for the duration of any Black Out Period applicable to such Registrable Securities) as to any Registrable Securities for which any Registration Statement is then required to be effective hereunder (each of the events referred to in clauses (i) through (iv), a “Registration Default”) the Company shall pay to the Investor for the duration of such Registration Default as it applies to such Registrable Securities an amount equal to one-half percent (0.5%) of the Consulting Services Fixed Amount per thirty (30) days (or portion thereof), payable in cash on the second business day of each calendar month in respect of payments accruing through the last day of the preceding calendar month, with late payments accruing interest at a rate of eighteen percent (18%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law), compounding on each payment date (the payments described in this Section 5, the “Liquidated Damages”); provided, however, that the aggregate amount of Liquidated Damages payable by the Company to the Investor, for all Registration Defaults, shall not exceed ten percent (10%) of the Consulting Services Fixed Amount (i.e., $108,750).  Each of the Company and the Investor agree that the Liquidated Damages provided for in this Section 5 constitute a reasonable estimate of the monetary damages that may be incurred by the Investor by reason of a Registration Default and that such Liquidated Damages are the only monetary damages available to the Investor in the event of a Registration Default.  Notwithstanding anything to the contrary set forth in this Section 5, no event shall be considered a Registration Default hereunder if such event or the primary cause thereof (i) was consented to in writing by the Investor or (ii) results (and shall not be considered a Registration Default for as long as it continues to result) solely from any breach or delay in performance by the Investor of any of its obligations set forth in this Stock Plan Agreement.

6.                                      EXPENSES OF REGISTRATION.

All reasonable expenses, other than (i) sales or brokerage commissions and fees and (ii) disbursements of Investor’s legal counsel, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

7.                                      INDEMNIFICATION.

7.1                               To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls or is under common control with the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor and each Person, if any, who is an “affiliate” of the Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement, any Other Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or  (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or any Other Registration Statement, (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Investor furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of a Registration Statement, any Other Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3.3 or Section 3.4; (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3.3 or Section 3.4, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3.3 or Section 3.4; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor in accordance with this Stock Plan Agreement.

7.2                               To the fullest extent permitted by law, the Investor will, and hereby does, indemnify, hold harmless and defend the Company, each Person, if any, who controls or is under common control with the Company, the directors, officers, employees, agents, representatives of the Company, and each Person, if any, who is an “affiliate” of the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any Claims and Indemnified Damages to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) arising out a Violation which occurs in reliance upon and in conformity with information about the Investor furnished in writing to the Company by the Investor expressly for use in connection with the preparation of a Registration Statement, any Other Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3.3 or Section 3.4; (ii) with respect to any superseded prospectus, if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3.3 or Section 3.4 and the Investor was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Investor, notwithstanding such advice, used it; (iii) a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant Section 3.3 or Section 3.4; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; and provided that in no event shall the aggregate amounts payable by the Investor by way of indemnity under Section 7.2 exceed the Consulting Services Fixed Amount, except in the case of fraud or willful misconduct by the Investor. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor.

7.3                               Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel selected by the Company which is reasonably satisfactory to the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Indemnified Person shall cooperate fully with the Company in connection with any negotiation or defense of any such action or Claim by the Company and shall furnish to the Company all information reasonably available to the Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, Claim or proceeding effectuated without its written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 6, except to the extent that the Company is prejudiced in its ability to defend such action.

7.4                               The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

7.5                               The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Person, and (ii) any liabilities the Company may be subject to pursuant to the law.

8.                                      CONTRIBUTION.

To the extent any indemnification is prohibited or limited by law, the parties agree to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

9.                                      REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

9.1                               make and keep “current public information” available, as such term is understood and defined in Rule 144;

9.2                               file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

9.3                               furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration; and

9.4                               take such additional action as is requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be requested from time to time by the Investor at the Company’s expense and otherwise fully cooperate with Investor and Investor’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 9 and that Investor shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

10.                               SUSPENSION OF REGISTRATION RIGHTS.

10.1                        Suspension Notices.

(i)                         Notwithstanding anything to the contrary herein, if the Company shall at any time furnish to the Investor a certificate signed by any of its authorized officers (a “Suspension Notice”) stating that:

(A)                            the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Company’s Board of Directors, after consultation with its outside counsel, materially and adversely affect the Company or the prospects for consummation of such material transaction; or

(B)                         the Company’s Board of Directors has made the good faith determination after consultation with counsel that (x) use or continued use of any proposed or effective Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, premature disclosure in such Registration Statement (or the prospectus relating thereto) of material, non-public information, (y) such premature disclosure would not be in the best interest of the Company and (z) it is therefore necessary to defer the filing or to suspend the use of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, the right of the Investor to use any Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period or periods (a “Black Out Period”) of not more than sixty (60) days in the aggregate in any 360 consecutive-day period.  The Investor agrees to keep confidential and not disclose the existence and contents of a Suspension Notice.

(ii)                                  Notwithstanding anything to the contrary in this Section 10.1, the Company shall not impose any Black Out Period in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers.

(iii)                               During any Black Out Period, the Investor shall offer or sell any Registrable Securities pursuant to or in reliance upon any Registration Statement (or the prospectus relating thereto) filed by the Company. Notwithstanding the foregoing, if the public announcement of such material, nonpublic information is made during a Black Out Period, then the Black Out Period shall terminate two business days after such announcement without any further action of the parties and the Company shall immediately notify the Investor of such termination.

11.                               MISCELLANEOUS.

11.1                        A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

* * * * *

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

, 2020

American Stock Transfer & Trust LLC

6201 15th Avenue

Brooklyn, New York 11219

Re: EFFECTIVENESS OF REGISTRATION STATEMENT

Ladies and Gentlemen:

We are counsel to Jaguar Health, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Stock Plan Agreement, dated as of September    , 2020 (the “Stock Plan Agreement”), entered into by and among the Company, SAGARD CAPITAL PARTNERS MANAGEMENT CORP., a Delaware corporation, and SAGARD CAPITAL PARTNERS, L.P., a Delaware limited partnership (the “Holder”), to issue to the Holder [•] shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Stock Plan Agreement. In connection with the transactions contemplated by the Stock Plan Agreement, the Company has registered with the U.S. Securities & Exchange Commission [        ] Shares of Common Stock issued to the Holder (the “Shares”).

Pursuant to the Stock Agreement, the Company agreed, among other things, to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Stock Plan Agreement, on [                    ], 2020, the Company filed a Registration Statement (File No. 333-[                                                   ]) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of [        ] shares of Common Stock issued and/or to be issuable under the Stock Plan Agreement (the “Registered Shares”), [and on [                                             ], 2020, the Company filed a prospectus supplement to the Registration Statement relating to the resale of the Registered Shares].

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [                                       ] [A.M./P.M.] on [                ], 2020 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC, and the Registered Shares are available for resale under the Securities Act pursuant to the Registration Statement and may be issued without any restrictive legend.

Very truly yours,
[Company Counsel]

By:

cc:                                [•]